Exhibit 10.1

SETTLEMENT AGREEMENT AND GENERAL RELEASE OF CLAIMS

This Settlement Agreement and General Release of Claims (“Agreement”) is made and entered into this 16th day of October, 2009, by and between Kratos Defense & Security Solutions, Inc. (“KRATOS”), KeyBank National Association (“KEYBANK”), Field Point III, Ltd. (“FIELD POINT”), and SPF CDO I, Ltd. (“SPF”).  The parties to this Agreement are collectively referred to below as “Parties.”

RECITALS

A.            On December 31, 2007, Kratos and KeyBank entered into a First Lien Credit Agreement and a Second Lien Credit Agreement (collectively, the “Credit Facilities”).

B.            On January 2, 2008, KeyBank syndicated a portion of the First Lien Credit Agreement to Field Point and SPF.

C.            On June 4, 2009, Kratos filed a lawsuit against KeyBank, Field Point and SPF captioned Kratos Defense & Security Solutions, Inc. v. Field Point III, Ltd., et al., Case No. 09-cv-1284 in the United States District Court for the Northern District of Ohio (the “Ohio Action”).  The complaint filed in the Ohio Action alleged, inter alia, the existence of an error in Schedule 7.12(c) to the Credit Facilities, and sought, inter alia, reformation of the Credit Facilities.

D.            On August 5, 2009, Field Point and SPF filed a lawsuit against Kratos and KeyBank captioned Field Point III, Ltd., et al. v. Kratos Defense & Security Solutions, Inc., et al., Case No. 09-cv-6921 in the United States District Court for the Southern District of New York (the “New York Action”).  The complaint filed in the New York action alleged, inter alia, that Kratos improperly characterized certain insurance proceeds as EBITDA, and sought, inter alia, declaratory relief that the financial covenants referred to in Schedule 7.12(c) to the Credit Facilities were enforceable as written.

E.             Each of the Parties to this Agreement denies any wrongdoing by them, and they make no admissions of liability of any kind whatsoever.  Field Point and SPF deny that they are subject to personal jurisdiction in the Northern District of Ohio, and all parties acknowledge and agree that this settlement is without waiver of or prejudice to Field Point’s and SPF’s position, and that nothing related in any way to this Agreement or the settlement shall be admissible in any proceeding or otherwise used to argue that such personal jurisdiction exists.

F.             The Parties recognize the uncertainties and costs of litigation and now desire amicably to resolve, compromise and settle any and all claims and controversies between them of whatever type (collectively “the Claims”), including but not limited to those claims asserted in the Ohio Action and the New York Action, and to provide for certain agreements upon certain terms and conditions.

G.            The Parties are executing contemporaneously with this Agreement the Third Amendment to First Lien Credit Agreement, attached hereto as Exhibit A, and the Third Amendment to Second Lien Credit Agreement, attached hereto as Exhibit B.

NOW, THEREFORE, in order to settle the Claims and in consideration of the mutual covenants and promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Parties, and intending to be legally bound, the Parties hereby voluntarily, intentionally and upon the advice and guidance of their own counsel, execute this Agreement and agree as follows:

SETTLEMENT TERMS

1.             Incorporation of Recitals.  The recitals set forth above are incorporated into this Agreement as essential and binding terms.

2.             Dismissal of Pending Actions.  Kratos acknowledges and consents to the dismissal with prejudice of the Ohio Action entered by the United States District Court for the Northern District of Ohio on August 27, 2009.  Field Point and SPF agree to dismiss the New York Action with prejudice within ten(10) calendar days after execution of this Agreement.  Each party in the Ohio Action and the New York Action will bear its own costs.

3.             Reformation of Schedule 7.12(c).  KEYBANK, FIELD POINT and SPF, agree to reformation of Schedule 7.12(c) to the Credit Facilities, to include the current portion of long term debt in the denominator of the computation for all periods as provided in the KRATOS Complaint in the Ohio Action, as set forth in Exhibits D and E, thereto.

4.             Amendment to Credit Facilities.  The Parties agree to execute the Third Amendment to First Lien Credit Agreement, attached hereto as Exhibit A, and the Third Amendment to Second Lien Credit Agreement, attached hereto as Exhibit B, contemporaneously with this Agreement.

5.             Releases.  Effective upon both (1) the execution of this Agreement by the Parties, and (2) the Effective Date of the Third Amendment to First Lien Credit Agreement (the “Effective Date”);

(a)          Subject to the last paragraph of this Section 4(a), Kratos, its affiliates and their respective representatives, attorneys, agents, employees, officers, directors, shareholders, predecessors, successors, parent and sister companies, partners, affiliates and assigns hereby releases and forever discharges KeyBank, Field Point, SPF, their affiliates, including but not limited to Silver Point Capital, L.P.,  and their respective representatives, attorneys, agents, employees, officers, directors, shareholders, predecessors, successors, parent and sister companies, partners, affiliates and assigns of and from any and all claims, demands, obligations, indebtedness, breaches of duty or any relationship, acts, omissions, misfeasance, actions, causes of action, choses in action, suits, controversies, disputes, challenges, sums of money, accounts, controversies, promises, damages, costs, expenses, attorneys’ fees, losses and expenses, injuries, debts, rights, rights to payment, rights to equitable remedies, rights to legal or equitable relief, allegations, counterclaims, cross-claims, contracts, covenants, agreements, promises, trespasses, torts, tortious conduct, dues, accounts, bonds, bills, notices, judgments, executions, liens, encumbrances, contribution rights, indemnity rights, and liabilities of every type, kind, nature, description or character whatsoever in law, equity or otherwise, whether known or unknown, suspected or unsuspected, asserted or unasserted, liquidated or unliquidated, fixed or contingent, matured or unmatured, accrued or inchoate, which have existed or which do exist, each as though fully set forth herein at length, that Kratos, its affiliates and their respective representatives, attorneys, agents, employees, officers, directors, shareholders, predecessors, successors, parent and sister companies, partners, affiliates and assigns at any time had, owned or held from the beginning of the world through the date of this Agreement against any of KeyBank, Field Point, SPF, their affiliates , including but not limited to Silver Point Capital, L.P. ,and their respective representatives, attorneys, agents, employees, officers, directors, shareholders, predecessors, successors, parent and sister companies, partners, affiliates and assigns, including but not limited to any claims raised or which could have been raised in the Ohio Action or the New York Action.

Without limiting the foregoing, as of the Effective Date, Kratos further waives and relinquishes to the fullest extent permitted by law, any and all provisions, rights and benefits conferred by any law of the United States or any state or territory of the United States, or principle of common law, which governs or limits a person’s release of unknown claims; further, (i) Kratos shall be deemed to waive, and hereby expressly waives and relinquishes, to the fullest extent permitted by law, the provisions, rights and benefits of Section 1542 of the California Civil Code, which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR;

(ii) Kratos also shall be deemed to waive, and hereby expressly waives and relinquishes, any and all provisions, rights and benefits conferred by any law of any state or territory of the United States, or principle of common law, which is similar, comparable or equivalent to California Civil Code § 1542.

Notwithstanding the foregoing, neither this Release nor this settlement Agreement shall have the effect of releasing, impairing, or in any way affecting the Parties’ rights and obligations under the Credit Facilities going forward.  For the avoidance of any doubt, the Credit Facilities and any related loan documents will remain in full force and effect as reformed and amended by this Agreement and the Third Amendment to First Lien Credit Agreement, attached hereto as Exhibit A, and the Third Amendment to Second Lien Credit Agreement, attached hereto as Exhibit B, and all amounts due and owing with respect to the loans made thereunder shall remain in full force and effect and the releases set forth above shall not apply to such indebtedness or any obligation, for repayment or otherwise, associated therewith.  The Administrative Agent and the Lenders confirm that as of the date hereof, and upon receipt by the Administrative Agent and the Lenders of the amounts described in Sections 11(a)(iv) and 11(b) of the Third Amendment, they are not aware of any amounts due or payable as of the date hereof in connection with the Credit Facilities (excluding, for the avoidance of doubt, any accrued but not yet due and payable interest thereunder and the earned but not yet due and payable portion of any commitment, agency or other fee thereunder).

(b)          Subject to the last paragraph of this Section 4(b), KeyBank, its affiliates and their respective representatives, attorneys, agents, employees, officers, directors, shareholders, predecessors, successors, parent and sister companies, partners, affiliates and assigns hereby releases and forever discharges Kratos, its affiliates and their respective representatives, attorneys, agents, employees, officers, directors, shareholders, predecessors, successors, parent and sister companies, partners, affiliates and assigns of and from any and all claims, demands, obligations, indebtedness, breaches of duty or any relationship, acts, omissions, misfeasance, actions, causes of action, choses in action, suits, controversies, disputes, challenges, sums of money, accounts, controversies, promises, damages, costs, expenses, attorneys’ fees, losses and expenses, injuries, debts, rights, rights to payment, rights to equitable remedies, rights to legal or equitable relief, allegations, counterclaims, cross-claims, contracts, covenants, agreements, promises, trespasses, torts, tortious conduct, dues, accounts, bonds, bills, notices, judgments, executions, liens, encumbrances, contribution rights, indemnity rights, and liabilities of every type, kind, nature, description or character whatsoever in law, equity or otherwise, whether known or unknown, suspected or unsuspected, asserted or unasserted, liquidated or unliquidated, fixed or contingent, matured or unmatured, accrued or inchoate, which have existed or which do exist, each as though fully set forth herein at length, that KeyBank, its affiliates and their respective representatives, attorneys, agents, employees, officers, directors, shareholders, predecessors, successors, parent and sister companies, partners, affiliates and assigns at any time had, owned or held from the beginning of the world through the date of this Agreement against Kratos, its affiliates and their respective representatives, attorneys, agents, employees, officers, directors, shareholders, predecessors, successors, parent and sister companies, partners, affiliates and assigns, including but not limited to any claims raised or which could have been raised in the Ohio Action or the New York Action.

KeyBank, its affiliates and their respective representatives, attorneys, agents, employees, officers, directors, shareholders, predecessors, successors, parent and sister companies, partners, affiliates and assigns hereby release and forever discharge Field Point, SPF, their affiliates, including but not limited to Silver Point Capital, L.P., and their respective representatives, attorneys, agents, employees, officers, directors, shareholders, predecessors, successors, parent and sister companies, partners, affiliates and assigns of and from any and all claims, demands, obligations, indebtedness, breaches of duty or any relationship, acts, omissions, misfeasance, actions, causes of action, choses in action, suits, controversies, disputes, challenges, sums of money, accounts, controversies, promises, damages, costs, expenses, attorneys’ fees, losses and expenses, injuries, debts, rights, rights to payment, rights to equitable remedies, rights to legal or equitable relief, allegations, counterclaims, cross-claims, contracts, covenants, agreements, promises, trespasses, torts, tortious conduct, dues, accounts, bonds, bills, notices, judgments, executions, liens, encumbrances, contribution rights, indemnity rights, and liabilities of every type, kind, nature, description or character whatsoever in law, equity or otherwise, whether known or unknown, suspected or unsuspected, asserted or unasserted, liquidated or unliquidated, fixed or contingent, matured or unmatured, accrued or inchoate, which have existed or which do exist, each as though fully set forth herein at length, that KeyBank, its affiliates and their respective representatives, attorneys, agents, employees, officers, directors, shareholders, predecessors, successors, parent and sister companies, partners, affiliates and assigns at any time had, owned or held from the beginning of the world through the date of this Agreement against Field Point, SPF, their affiliates, including but not limited to Silver Point Capital, L.P., and their respective representatives, attorneys, agents, employees, officers, directors, shareholders, predecessors, successors, parent and sister companies, partners, affiliates and assigns, arising from or in connection with the Credit Facilities.

Without limiting the foregoing, as of the Effective Date, KeyBank further waives and relinquishes to the fullest extent permitted by law, any and all provisions, rights and benefits conferred by any law of the United States or any state or territory of the United States, or principle of common law, which governs or limits a person’s release of unknown claims; further, (i) KeyBank shall be deemed to waive, and hereby expressly waives and relinquishes, to the fullest extent permitted by law, the provisions, rights and benefits of Section 1542 of the California Civil Code, which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR;

(ii) KeyBank also shall be deemed to waive, and hereby expressly waives and relinquishes, any and all provisions, rights and benefits conferred by any law of any state or territory of the United States, or principle of common law, which is similar, comparable or equivalent to California Civil Code § 1542.

Notwithstanding the foregoing, neither this Release nor this settlement Agreement shall have the effect of releasing, impairing, or in any way affecting the Parties’ rights and obligations under the Credit Facilities going forward.  For the avoidance of any doubt, the Credit Facilities and any related loan documents will remain in full force and effect as reformed and amended by this Agreement and the Third Amendment to First Lien Credit Agreement, attached hereto as Exhibit A, and the Third Amendment to Second Lien Credit Agreement, attached hereto as Exhibit B, and all amounts due and owing with respect to the loans made thereunder shall remain in full force and effect and the releases set forth above shall not apply to such indebtedness or any obligation, for repayment or otherwise, associated therewith.  The Administrative Agent and the Lenders confirm that as of the date hereof, and upon receipt by the Administrative Agent and the Lenders of the amounts described in Sections 11(a)(iv) and 11(b) of the Third

Amendment, they are not aware of any amounts due or payable as of the date hereof in connection with the Credit Facilities (excluding, for the avoidance of doubt, any accrued but not yet due and payable interest thereunder and the earned but not yet due and payable portion of any commitment, agency or other fee thereunder).

(c)          Subject to the last paragraph of this Section 4(c), Field Point, SPF, their affiliates, including but not limited to Silver Point Capital, L.P., and their respective representatives, attorneys, agents, employees, officers, directors, shareholders, predecessors, successors, parent and sister companies, partners, affiliates and assigns hereby release and forever discharge Kratos, its affiliates and their respective representatives, attorneys, agents, employees, officers, directors, shareholders, predecessors, successors, parent and sister companies, partners, affiliates and assigns of and from any and all claims, demands, obligations, indebtedness, breaches of duty or any relationship, acts, omissions, misfeasance, actions, causes of action, choses in action, suits, controversies, disputes, challenges, sums of money, accounts, controversies, promises, damages, costs, expenses, attorneys’ fees, losses and expenses, injuries, debts, rights, rights to payment, rights to equitable remedies, rights to legal or equitable relief, allegations, counterclaims, cross-claims, contracts, covenants, agreements, promises, trespasses, torts, tortious conduct, dues, accounts, bonds, bills, notices, judgments, executions, liens, encumbrances, contribution rights, indemnity rights, and liabilities of every type, kind, nature, description or character whatsoever in law, equity or otherwise, whether known or unknown, suspected or unsuspected, asserted or unasserted, liquidated or unliquidated, fixed or contingent, matured or unmatured, accrued or inchoate, which have existed or which do exist, each as though fully set forth herein at length, that Field Point, SPF, their affiliates and their respective representatives, attorneys, agents, employees, officers, directors, shareholders, predecessors, successors, parent and sister companies, partners, affiliates and assigns at any time had, owned or held from the beginning of the world through the date of this Agreement against any of Kratos, its affiliates and their respective representatives, attorneys, agents, employees, officers, directors, shareholders, predecessors, successors, parent and sister companies, partners, affiliates and assigns, including but not limited to any claims raised or which could have been raised in the Ohio Action or the New York Action.

Field Point, SPF their affiliates, including but not limited to Silver Point Capital, L.P., and their respective representatives, attorneys, agents, employees, officers, directors, shareholders, predecessors, successors, parent and sister companies, partners, affiliates and assigns hereby release and forever discharge KeyBank, its affiliates and their respective representatives, attorneys, agents, employees, officers, directors, shareholders, predecessors, successors, parent and sister companies, partners, affiliates and assigns of and from any and all claims, demands, obligations, indebtedness, breaches of duty or any relationship, acts, omissions, misfeasance, actions, causes of action, choses in action, suits, controversies, disputes, challenges, sums of money, accounts, controversies, promises, damages, costs, expenses, attorneys’ fees, losses and expenses, injuries, debts, rights, rights to payment, rights to equitable remedies, rights to legal or equitable relief, allegations, counterclaims, cross-claims, contracts, covenants, agreements, promises, trespasses, torts, tortious conduct, dues, accounts, bonds, bills, notices, judgments, executions, liens, encumbrances, contribution rights, indemnity rights, and liabilities of every type, kind, nature, description or character whatsoever in law, equity or otherwise, whether known or unknown, suspected or unsuspected, asserted or unasserted, liquidated or unliquidated, fixed or contingent, matured or unmatured, accrued or inchoate, which have existed or which do exist, each as though fully set forth herein at length, that Field Point, SPF, their affiliates, including but not limited to Silver Point Capital, L.P.,  and their respective representatives, attorneys, agents, employees, officers, directors, shareholders, predecessors, successors, parent and sister companies, partners, affiliates and assigns at any time had, owned or held from the beginning of the world through the date of this Agreement against any of KeyBank, its affiliates and their respective representatives, attorneys, agents, employees, officers, directors, shareholders, predecessors, successors, parent and sister companies, partners, affiliates and assigns, arising from or in connection with the Credit Facilities.

Without limiting the foregoing, as of the Effective Date, Field Point and SPF further waive and relinquish to the fullest extent permitted by law, any and all provisions, rights and benefits conferred by any law of the United States or any state or territory of the United States, or principle of common law, which governs or limits a person’s release of unknown claims; further, (i) Field Point and SPF shall be deemed to waive, and hereby expressly waive and relinquish, to the fullest extent permitted by law, the provisions, rights and benefits of Section 1542 of the California Civil Code, which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR;

(ii) Field Point and SPF also shall be deemed to waive, and hereby expressly waive and relinquish, any and all provisions, rights and benefits conferred by any law of any state or territory of the United States, or principle of common law, which is similar, comparable or equivalent to California Civil Code § 1542.

Notwithstanding the foregoing, neither this Release nor this settlement Agreement shall have the effect of releasing, impairing, or in any way affecting the Parties’ rights and obligations under the Credit Facilities going forward.  For the avoidance of any doubt, the Credit Facilities and any related loan documents will remain in full force and effect as reformed and amended by this Agreement and the Third Amendment to First Lien Credit Agreement, attached hereto as Exhibit A, and the Third Amendment to Second Lien Credit Agreement, attached hereto as Exhibit B, and all amounts due and owing with respect to the loans made thereunder shall remain in full force and effect and the releases set forth above shall not apply to such indebtedness or any obligation, for repayment or otherwise, associated therewith.  The Administrative Agent and the Lenders confirm that as of the date hereof, and upon receipt by the Administrative Agent and the Lenders of the amounts described in Sections 11(a)(iv) and 11(b) of the Third Amendment, they are not aware of any amounts due or payable as of the date hereof in connection with the Credit Facilities (excluding, for the avoidance of doubt, any accrued but not yet due and payable interest thereunder and the earned but not yet due and payable portion of any commitment, agency or other fee thereunder).

6.             Compromise of Disputed Claims.  This Agreement constitutes the compromise and settlement of disputed claims and is not an admission of liability on the part of any of the Parties.

7.             Representations and Warranties.  Each Party hereby makes the following representations and warranties to induce each of the other Parties to enter into this Agreement, and each Party acknowledges that each of the other Parties are reasonably relying upon each of these representations and warranties as a material inducement to execution of this Agreement, and each Party further agrees that any breach of these representations and warranties would be a basis on which to rescind this Agreement, including without limitation the Parties’ releases:

(a)           All Parties represent and warrant that Kratos’s financial statements dated June 28, 2009 are material to this Agreement.

(b)           Kratos represents and warrants that Kratos’s financial statements dated June 28, 2009 are not fraudulent.

(c)           Each Party represents and warrants that it has not committed any fraud in connection with the Credit Facilities.

(d)           Each Party represents and warrants that it has no reason or evidence to believe that Kratos’s financial statements dated June 28, 2009 were fraudulent or a basis to invalidate this Agreement.

(e)           Each Party represents and warrants that it has no reason or evidence to believe that any other Party has committed fraud in connection with the Credit Facilities.

(f)            Each Party represents and warrants that it has all requisite power and authority to enter into this Agreement, and to perform all of its obligations hereunder.

(g)           Each Party represents and warrants that it has duly authorized the execution, delivery, and performance of this Agreement, and no other approval or authorization is required by it or on its behalf.

(h)           Each Party represents and warrants that it is not prohibited or restricted from consummating the transactions memorialized by or contemplated in this Agreement under or by any agreement, law, regulation, restriction, order or judgment.

(i)            Each Party represents and warrants that this Agreement has been duly executed by it, and that this Agreement constitutes a legal, valid, and binding obligation enforceable in accordance with its terms.

(j)            Each of the Parties represents and warrants that it had competent and qualified legal counsel of its own choosing review and advise it with regard to the scope and legal effect and all aspects of this Agreement, and has relied solely on the express terms of this Agreement, its own judgment and the advice of its legal counsel in executing this Agreement.

8.           Representation.  Kratos hereby makes the following representation to induce each of the other Parties to enter into this Agreement, and each Party acknowledges that each of the other Parties are reasonably relying upon the following representation as a material inducement to execution of this Agreement, and each Party further agrees that if the following representation were knowingly false when made, then that would be a basis on which to rescind this Agreement, including without limitation the Parties’ releases:

a.             Kratos represents that Kratos’s financial statements dated June 28, 2009 are properly stated, and that there have been no material changes thereto since that time.

9.             Confidentiality.    No Party to this Agreement, nor any other individual or entity under their control or influence, shall disclose or reveal directly or indirectly, orally or in writing, spontaneously or in response to inquiry, to any person or entity the Parties’ negotiations over the matters released by this Agreement.  The Parties agree that they will instruct their agents and attorneys not to discuss or disclose the Parties negotiations over the matters released by this Agreement.

10.          Nondisparagement.  The Parties each hereby covenant and agree that no one who is part of the management control group, i.e., those persons with authority to make decisions on behalf of any Party, shall directly or indirectly make any statement that disparages any other Party and results in damage to that Party.  Further, no Party will knowingly permit or encourage anyone else, over whom they have control, to disparage any other Party.

11.           Entire Agreement.  This Agreement (including the Credit Facilities and any related loan documents, as amended) constitutes the entire Agreement between the Parties, and contain all of the terms, covenants, conditions, and agreements between the Parties hereto relative to the subject matter hereof.  This Agreement may not be contradicted by evidence of prior or contemporaneous agreements or statements or by subsequent oral agreements between the Parties.  This Agreement merges and supersedes all prior discussions, oral or written agreements and understandings of every kind and nature among and between the Parties relative to the subject matter hereof.  In making the decision to enter into this Agreement, no Party has relied upon any representation, promise, assurance, covenant, omission, statement or agreement which is not expressly set forth and included in the terms hereof.

12.           Amendment.  This Agreement may only be changed, modified, supplemented, discharged or terminated by an instrument in writing, signed by all Parties.  For clarity, and without limiting the foregoing, the rights of and available to each of the

Parties under this Agreement cannot be waived or released orally, and may be waived or released only by an instrument in writing, signed by the Party whose rights will be diminished or adversely affected by the waiver.

13.           Governing Law.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without considering any choice of law rules that may point to the application of the substantive law of any other jurisdiction.

14.           Dispute Resolution.  The Parties each agree to and submit themselves to the exclusive jurisdiction of Judge Dan Aaron Polster, United States District Judge of the Northern District of Ohio for any action to enforce this Agreement.  The Parties further agree that, in the event of future litigation filed in another court between any of the parties hereto regarding the Credit Facilities, the matter shall be submitted to Judge Polster for non-binding mediation at the earliest opportunity.  The submission of this Settlement Agreement and any mediation to Judge Polster shall not be construed as support of any claim of personal jurisdiction over any Party in Ohio.

15.           Invalidity.  Each provision and term of this Agreement is intended to be and shall be deemed effective, operative, made, entered into and enforced to the fullest extent allowed by law.  If, after such construction, any one or more of the provisions of this Agreement shall for any reason be held to be invalid, illegal, or unenforceable, the same shall not affect any other provisions of this Agreement, but the term at issue shall be construed as effective to the fullest extent allowed by law and as if such invalid, illegal, or unenforceable part of the provision had not been contained herein, while still effectuating the Parties’ intent to the fullest extent allowed by law.

16.           Costs, Expenses, and Attorneys’ Fees.  The Parties hereto shall bear their own respective costs, expenses, and attorneys’ fees incurred in connection with the actions, claims and disputes that are the subject of this Agreement, and in connection with the negotiation, preparation, execution, and performance of this Agreement.  In any action or litigation arising out of this Agreement or the Credit Facilities, the prevailing party shall be entitled to recover from the party not prevailing all of its reasonable costs, expenses, and attorneys’ fees incurred in that action or litigation. Nothing in this Section 15 shall be interpreted to amend or limit the payment and reimbursement requirements set forth in Section 10.3 of the Credit Facilities, to the extent set forth in the Third Amendment to First Lien Credit Agreement.

17.           Waiver.  Acceptance by any Party of any performance less than required hereby shall not be deemed to be a waiver of the rights of such party to enforce all of the terms and conditions hereof.  No waiver of any such right hereunder shall be binding unless reduced to writing and signed by the Party to be charged therewith.

18.           Counterparts.  This Agreement may be signed in any number of counterparts with the same effect as if the signatures upon any counterpart were all upon the same instrument, and all signed counterparts shall be deemed to be an original.  A faxed signature shall have the same effect as though it were signed in the original.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first shown above.

KRATOS DEFENSE & SECURITY SOLUTIONS, INC.,

By:
Name:
Its:

KEYBANK NATIONAL ASSOCIATION,

By:
Name:
Its:

FIELD POINT III, LTD.,

By:
Name:
Its:

SPF CDO I, LTD.,

By:
Name:
Its: